3Q 2025 INVESTOR PRESENTATION November 6, 2025

We make the American Dream of home possible. Partnering with homeowners throughout the lifecycle of the homeownership journey. Serving the Buyer First Time Homebuyer Veteran / Active Duty Move Up / Downsize Relocation Supporting the Purchase Servicing the Mortgage Optimizing the Journey Title Services Escrow/ Closing Homeowners Insurance Building Trust Continuing Customer Relationship Facilitate additional lending opportunities HELOC Closed-End Second Refinance 2 Solutions for Aging in Place

3 • Innovation • Technology / AI • Top-tier customer service • Data • Diversified channel strategy • Direct to consumer • In-market retail • Joint venture • Comprehensive product suite • Purchase • Refinance • Home equity • Reverse ORIGINATION SERVICING • Top of funnel • Brand – loanDepot Park • Scale • Marketing • Lead conversion LOANDEPOT’S FLYWHEEL (1) At or for the quarter ended September 30, 2025 • 440K clients(1) • Strong recapture rate at 65%(1) • $0 customer acquisition cost • Recurring revenue stream

4 THIRD QUARTER FACT SHEET Financial Operational • Originations: $6.5 billion in funded volume, within the range of guidance • Total Revenue: $323.3 million on $7.0 billion of pull-through weighted lock volume; Adjusted revenue(1) of $325.2 million • Total Expenses: increased by $18.7 million, or ~6% from the second quarter of 2025 • Primarily reflecting one-time lower general and administrative and salary expenses in second quarter of 2025 • Net loss of $8.7 million vs. $25.3 million in second quarter 2025 • Adjusted net loss(1) of $2.8 million and adjusted EBITDA(1) of $48.8 million compared to adjusted net loss(1) of $16.0 million and adjusted EBITDA(1) of $25.6 million in the prior quarter • Liquidity: Unrestricted cash of $459 million • Reshaped leadership team focused on capitalizing loanDepot’s unique set of assets to drive operational excellence and profitable market share growth • Key senior-level promotions, strategic hires, and organizational realignment • Servicing: Increase in UPB from the second quarter of 2025 to $118.2 billion, retention 63% of loans sold • Purchase Mix: 60% of originations during the third quarter • Organic Refinance Consumer Direct Recapture Rate(2): 65% for the quarter compared to 70% in second quarter 2025 (1) Non-GAAP measure. See Appendix for reconciliation. ) (2) We define organic refinance consumer direct recapture rate as the total unpaid principal balance (“UPB”) of loans in our servicing portfolio that are paid in full for purposes of refinancing the loan on the same property, with the Company acting as lender on both the existing and new loan, divided by the UPB of all loans in our servicing portfolio that paid in full for the purpose of refinancing the loan on the same property. The recapture rate is finalized following the publication date of this release when external data becomes available.

SCALED ORIGINATOR DELIVERING CUSTOMERS A COMPLETE SOLUTION

2010 to 2012 — Established Scalable Infrastructure
- Launched with the goal of disrupting mortgage
- Created scalable platform and infrastructure

2013 to 2015 — Diversification & Expansion
- Expanded in-market retail reach through acquisitions
- Leveraged infrastructure to launch LD Wholesale
- Strategic decision to begin retaining servicing

2016 to 2021 — Brand, Technology & Operational Transformation
- Launched proprietary mello® technology
- Grew servicing book with long-term relationships to a half million loanDepot customers
- Offered title, insurance and escrow services
- Acquired leading title insurance company
- Formed mello® focused on mortgage adjacent, digital-first products and services

2022 To 2024 — Vision 2025
- Repositioned the Company for long term value creation
- Purpose driven sustainable lending
- Simplified operational structure and increased operating leverage
- Maintained strong balance sheet liquidity
- Additions to executive team to position company for next era
- Launch of HELOC

2025+ — Current
- Responsible, profitable market share growth
- Technology driven customer and relationship management
- Operational excellence
- Innovative product development
- Low-cost producer generating durable margins and profitability

A Nationwide Lender



WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
SC
NC
VA
WV
PA
NY
ME
FL
AK
HI
NH
VT
MA
RI
CT
NJ
DE
MD

The loanDepot Ecosystem



First Mortgage
Title Insurance
loanDepot
Home Equity Solutions
Escrow Services
Homeowners Insurance

5

loanDepot

ORIGINATION GROWTH RELATIVE TO INDUSTRY (1) Calculated as LDI origination volume, in dollars, divided by total mortgage originations, in dollars, for 1-4 family homes, as measured by MBA as of 10/19/2025 Note: Pull through weighted rate lock volume is the unpaid principal balance of loans subject to interest rate lock commitments, net of a pull-through factor for the loan funding probability 6 Purchase Mix % : ($ in billions) Total Market Share (%)(1) 1.5% 71% 1.5% 76% 1.2% 1.4% 66% 1.4% 58% 1.5% 59% 1.3% 1.3% 63% 1.2% 60%72% 72%

HISTORICAL COST STRUCTURE COMPARISON ($M) 7 Salaries Other Interest Marketing Commissions Other G&A FTEs Direct Origination Expense (1) Excluding Cybersecurity Incident-related (2) Represents expenses directly related to the Cybersecurity Incident, net of actual and expected insurance recoveries, including costs to investigate and remediate the Cybersecurity Incident, the costs of customer notifications and identity protection, professional fees including legal expenses, litigation settlement costs, and commission guarantees. $107 $108 $108 $98 $103 $45 $76 $66 $58 $69 $45 $44 $43 $44 $44 $54 $56 $42 $56 $58 $36 $37 $38 $38 $38 $23 $21 $22 $20 $22 4,615 4,615 4,615 4,615 4,615 4,675 4,675 4,675 4,675 4,547 4,547 4,547 4,509 4,553 4,553 4,553 4,553 4,553 N on-V olum e Related V olum e Related N on-V olum e Related V olum e Related N on-V olum e Related V olum e Related N on-V olum e Related V olum e Related N on-V olum e Related V olum e Related Q3-2024 Q4-2024 Q1-2025 Q2-2025 Q3-2025

HISTORICAL SERVICING PORTFOLIO TREND 8 ($ in billions) Retention %(2) : Recapture %(1) : (1) Recapture rate as defined on page 3. (2) Portion of loan origination volume that was sold servicing retained in the period divided by total sold volume in the period. (3) At time of origination, stratifications for agency (FHLMC, FNMA, GNMA) portfolio only. Excludes HELOC Total Serv Exp$ to Avg. UPB $, bps: 61% 65% 2.8 60% 71% 2.6 67% 75% 2.8 62% 65% 2.6 63% 70% 2.4

LIQUIDITY AND BALANCE SHEET 9 Unrestricted Cash ($M)

10 Q4 2025 OUTLOOK* Metric Low High Pull-through Weighted Rate Lock Volume ($bn) $6.0 $8.0 Origination Volume ($bn) $6.5 $8.5 Pull-through Weighted GOS Margin, bps 300 325 Current Market Conditions • Limited supply of new and resale homes continues to adversely impact homebuying activity • Decreasing long-term interest rates incentivizing refinance activity of higher-rate mortgages • Homeowner equity levels drive demand for cash-out refinance and home equity solutions • Ongoing market volatility and uncertainty affecting housing demand and mortgage interest rates *Outlook reflects current interest rate environment, seasonality, channel mix, and competitive pressures Total Expenses Up from previous quarter, primarily driven by higher volume-related costs

APPENDIX

BALANCE SHEET & SERVICING PORTFOLIO HIGHLIGHTS 12

NON-GAAP FINANCIAL RECONCILIATION 13 (1) Represents expenses directly related to the Cybersecurity Incident, net of actual and expected insurance recoveries, including costs to investigate and remediate the Cybersecurity Incident, the costs of customer notifications and identity protection, professional fees including legal expenses, litigation settlement costs, and commission guarantees.

NON-GAAP FINANCIAL RECONCILIATION (CONT’D) 14 (1) Represents expenses directly related to the Cybersecurity Incident, net of actual and expected insurance recoveries, including costs to investigate and remediate the Cybersecurity Incident, the costs of customer notifications and identity protection, professional fees including legal expenses, litigation settlement costs, and commission guarantees.

DISCLAIMER AND NON-GAAP FINANCIAL INFORMATION 15 Forward-Looking Statements and Other Information This presentation contains, and responses to questions may contain, forward-looking statements that can be identified by the fact that they do not relate strictly to historical or current facts and may contain the words “believe,” “anticipate,” “expect,” “intend,” “plan,” “predict,” “estimate,” “project,” “will be,” “will continue,” “will likely result,” or other similar words and phrases or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” or “could” and the negatives of those terms. Examples of forward-looking statements include, but are not limited to, statements about momentum, future operations, performance, financial condition, competitive positioning and advantages, prospects, strategies and goals, focus areas, profitable market share growth, innovation, technology initiatives and emerging technologies, leadership capabilities and expense management. These forward-looking statements are based on current available operating, financial, economic and other information, and are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict, including but not limited to, the following: our ability to achieve the expected benefits of our strategic plans and priorities and the success of other business initiatives; our ability to achieve profitability; our loan production volume; our ability to maintain an operating platform and management system sufficient to conduct our business; our ability to maintain warehouse lines of credit and other sources of capital and liquidity; our ability to effectively utilize artificial intelligence and emerging technologies; impacts of cybersecurity incidents, cyberattacks, information or security breaches and technology disruptions or failures, of ours or of our third party vendors; the outcome of legal proceedings to which we are a party; our ability to favorably resolve regulatory matters related to the Cybersecurity Incident; adverse changes in macroeconomic and U.S residential real estate and mortgage market conditions, including changes in interest rates, changes in global trade policy and tariffs and impacts from government shutdowns; changing federal, state and local laws, as well as changing regulatory enforcement policies and priorities; and other risks detailed in the "Risk Factors" section of loanDepot, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2024, as well as any subsequent filings with the Securities and Exchange Commission. Therefore, current plans, anticipated actions, and financial results, as well as the anticipated development of the industry, may differ materially from what is expressed or forecasted in any forward-looking statement. loanDepot does not undertake any obligation to publicly update or revise any forward-looking statement to reflect future events or circumstances, except as required by applicable law. Non-GAAP Financial Information To provide investors with information in addition to our results as determined by GAAP, we disclose certain non-GAAP measures to assist investors in evaluating our financial results. We believe these non- GAAP measures provide useful information to investors regarding our results of operations because each measure assists both investors and management in analyzing and benchmarking the performance and value of our business. They facilitate company-to-company operating performance comparisons by backing out potential differences caused by variations in hedging strategies, changes in valuations, capital structures (affecting interest expense on non-funding debt), taxation, the age and book depreciation of facilities (affecting relative depreciation expense), and other cost or benefit items which may vary for different companies for reasons unrelated to operating performance. These non-GAAP measures include our Adjusted Total Revenue, Adjusted Net Income (Loss), and Adjusted EBITDA. We exclude from these non-GAAP financial measures the change in fair value of MSRs, gains (losses) from the sale of MSRs and related hedging gains and losses that represent realized and unrealized adjustments resulting from changes in valuation, mostly due to changes in market interest rates, and are not indicative of the Company’s operating performance or results of operation. We have excluded expenses directly related to the cybersecurity incident in January 2024 that resulted from unauthorized access to our systems (the “Cybersecurity Incident”), net of insurance recoveries during fiscal 2024, such as costs to investigate and remediate the Cybersecurity Incident, the costs of customer notifications and identity protection, and professional fees, including legal expenses, litigation settlement costs, and commission guarantees. We also exclude stock-based compensation expense, which is a non-cash expense, gains or losses on extinguishment of debt and disposal of fixed assets, and impairment charges to operating lease right-of-use assets, as well as certain costs associated with our restructuring efforts, as management does not consider these costs to be indicative of our performance or results of operations. Adjusted EBITDA includes interest expense on funding facilities, which are recorded as a component of “net interest income (expense),” as these expenses are a direct operating expense driven by loan origination volume. By contrast, interest expense on our non-funding debt is a function of our capital structure and is therefore excluded from Adjusted EBITDA. Adjustments for income taxes are made to reflect historical results of operations on the basis that it was taxed as a corporation under the Internal Revenue Code, and therefore subject to U.S. federal, state and local income taxes. These non-GAAP measures have limitations as analytical tools and should not be considered in isolation or as a substitute for revenue, net income, or any other operating performance measure calculated in accordance with GAAP, and may not be comparable to a similarly titled measure reported by other companies. Market and Industry Data This presentation also contains information regarding the loanDepot’s market and industry that is derived from third-party research and publications. That information may rely upon a number of assumptions and limitations, and the Company has not independently verified its accuracy or completeness.